UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 24, 2018

PepsiCo, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina (State or Other Jurisdiction of Incorporation or Organization)	1-1183 (Commission File Number)	13-1584302 (IRS Employer Identification No.)

700 Anderson Hill Road
Purchase, New York 10577
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (914) 253-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                                                                  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 1.02.                                        Termination of a Material Definitive Agreement.

On October 24, 2018, in connection with consent solicitations conducted as part of the Cash Tender Offers and Exchange Offers referred to in Item 8.01 and described in Exhibits 99.2 and 99.4 hereto, PepsiCo, Inc. (“PepsiCo”) and certain other parties entered into an amendment to the Master Guarantee (the “PEP Guarantee”), dated as of October 5, 2010, among PepsiCo, Bottling Group, LLC (“BGLLC”) and Pepsi-Cola Metropolitan Bottling Company, Inc. (“Metro”), pursuant to which PepsiCo’s obligations under the PEP Guarantee with respect to the following notes were discharged:

(i)                                     $100,000,000 principal amount of 7.29% Notes due September 15, 2026 originally issued by Whitman Corporation (the “7.29% Metro Notes due 2026”), issued pursuant to the indenture (the “1993 Indenture”) dated as of January 15, 1993 between PepsiAmericas, Inc. (“PAS”) (as successor to Whitman Corporation) and The Bank of New York Mellon Trust Company, N.A. (as ultimate successor in interest to The First National Bank of Chicago), as trustee;

(ii)                                  $25,000,000 principal amount of 7.44% Notes due September 15, 2026 originally issued by Whitman Corporation (the “7.44% Metro Notes due 2026”), issued pursuant to the 1993 Indenture;

(iii)                               $1,000,000,000 principal amount of 7.00% Senior Notes, Series B due March 1, 2029 originally issued by The Pepsi Bottling Group, Inc. (“PBG”) (the “7.00% Metro Notes due 2029”), issued pursuant to the indenture (the “1999 Indenture”) dated as of March 8, 1999 among PBG, BGLLC and The Bank of New York Mellon, as successor to The Chase Manhattan Bank, as trustee, and guaranteed by BGLLC; and

(iv)                              $250,000,000 principal amount of 5.50% Notes due May 15, 2035 originally issued by PAS (the “5.50% Metro Notes due 2035,” and together with the 7.29% Metro Notes due 2026, 7.44% Metro Notes due 2026 and 7.00% Metro Notes due 2029, the “Metro Notes”), issued pursuant to the indenture (the “2003 Indenture,” and together with the 1993 Indenture and the 1999 Indenture, the “Metro Indentures”) dated as of August 15, 2003 between PAS and Wells Fargo Bank, National Association, a national banking association, formerly known as Wells Fargo Bank Minnesota, National Association, as trustee.

Prior to the date hereof, all subsidiary debt covered by the PEP Guarantee, other than the Metro Notes, has been repaid. A copy of the amendment to the PEP Guarantee is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

Item 8.01.                                        Other Events.

Cash Tender Offers

On October 24, 2018, PepsiCo issued an advisory press release announcing the availability on its corporate website of information relating to the pricing and early results of its previously announced cash tender offers (the “Cash Tender Offers”) for the Metro Notes and certain outstanding notes issued by PepsiCo. A copy of the advisory press release is attached hereto as

Exhibit 99.1 and is incorporated by reference herein, and a copy of the information posted to PepsiCo’s corporate website relating to the pricing and early results of the Cash Tender Offers is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Exchange Offers

On October 24, 2018, PepsiCo issued an advisory press release announcing the availability on its corporate website of information relating to the early results of its previously announced offers to exchange the Metro Notes for new PepsiCo notes (the “Exchange Offers”). A copy of the advisory press release is attached hereto as Exhibit 99.3 and is incorporated by reference herein, and a copy of the information posted to PepsiCo’s corporate website relating to the early results of the Exchange Offers is attached hereto as Exhibit 99.4 and is incorporated by reference herein.

Supplemental Indentures

On October 24, 2018, in connection with consent solicitations conducted as part of the Cash Tender Offers and Exchange Offers referred to above and described in Exhibits 99.2 and 99.4 hereto, Metro entered into (i) a supplemental indenture to the 1993 Indenture with the trustee thereof (a copy of which is attached hereto as Exhibit 4.2 and is incorporated by reference herein), (ii) a supplemental indenture to the 1999 Indenture with the trustee thereof and BGLLC (a copy of which is attached hereto as Exhibit 4.3 and is incorporated by reference herein) and (iii) a supplemental indenture to the 2003 Indenture with the trustee thereof (a copy of which is attached hereto as Exhibit 4.4 and is incorporated by reference herein).

Pursuant to the supplemental indentures, substantially all restrictive covenants, certain events of default and other provisions contained in the Metro Indentures (other than covenants to pay principal of, premium, if any, and accrued and unpaid interest on, such Metro Notes when due) were removed from the Metro Indentures.

Item 9.01.                                        Financial Statements and Exhibits.

(d)	Exhibits

4.1	Amendment to PEP Guarantee

4.2	Supplemental Indenture to 1993 Indenture

4.3	Supplemental Indenture to 1999 Indenture

4.4	Supplemental Indenture to 2003 Indenture

99.1	Press release of PepsiCo dated October 24, 2018 entitled “PepsiCo Announces Pricing, Early Results and Extension of Early Tender Payment for Cash Tender Offers for Certain Outstanding Notes.”

99.2	Information posted to PepsiCo’s corporate website relating to the pricing and early results of the Cash Tender Offers.

99.3	Press release of PepsiCo dated October 24, 2018 entitled “PepsiCo Announces Early Results and Extension of Early Tender Payment for Offers to Exchange Certain Outstanding Notes for New Notes.”

99.4	Information posted to PepsiCo’s corporate website relating to the early results of the Exchange Offers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2018	PepsiCo, Inc.

	By:	/s/ Cynthia A. Nastanski
		Name:	Cynthia A. Nastanski
		Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary